EXHIBIT  23.1  -  CONSENT  OF  ACCOUNTANTS


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 11, 2004 on the financial statements of Alpha Wireless Broadband, Inc. for the year ended June 30, 2004.




                                              /s/ Kempisty & Company, CPAs, P.C.
                                              ----------------------------------
                                              Kempisty & Company, CPAs, P.C.
                                              New York, New York



Dated:  March  2,  2005


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